UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2010
CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     As previously disclosed, on May 2, 2010, Continental Airlines, Inc. (“Continental”), UAL Corporation (“UAL”), and JT Merger Sub Inc., a wholly-owned subsidiary of UAL (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a business combination of Continental and UAL (the “Merger”). Following announcement of the Merger Agreement on May 3, 2010, three class action lawsuits were filed against Continental, members of Continental’s board of directors and UAL in the Texas District Court for Harris County (“District Court”). The lawsuits purport to represent a class of Continental stockholders opposed to the terms of the Merger Agreement. The lawsuits make virtually identical allegations that the consideration to be received by Continental’s stockholders in the Merger is inadequate and that the members of Continental’s board of directors breached their fiduciary duties, by among other things, approving the Merger at an inadequate price under circumstances involving certain conflicts of interest. The lawsuits also make virtually identical allegations that Continental and UAL aided and abetted the Continental board of directors in the breach of its fiduciary duties to Continental’s stockholders. Each lawsuit seeks injunctive relief declaring that the Merger Agreement was in breach of the Continental directors’ fiduciary duties, enjoining Continental and UAL from proceeding with the Merger unless Continental implements procedures to obtain the highest possible price for its stockholders, directing the Continental board of directors to exercise its fiduciary duties in the best interest of Continental’s stockholders and to rescind the Merger Agreement. All three lawsuits have been consolidated (the “Consolidated Action”) before a single judge.
     On July 30, 2010, plaintiffs in the Consolidated Action filed an amended and consolidated petition. On August 1, 2010, the parties to the Consolidated Action reached an agreement in principle regarding settlement of the Consolidated Action (the “Settlement”). Under the Settlement, the Consolidated Action will be dismissed with prejudice on the merits and all defendants will be released from any and all claims relating to, among other things, the Merger and any disclosures made in connection therewith. The Settlement is subject to customary conditions, including consummation of the Merger, completion of certain confirmatory discovery, class certification, and final approval by the District Court.
     In exchange for that release, UAL and Continental have provided additional disclosures requested by plaintiffs in the Consolidated Action related to, among other things, the negotiations between Continental and UAL that resulted in the execution of the Merger Agreement, the method by which the exchange ratio was arrived at, the procedures used by UAL’s and Continental’s financial advisors in performing their financial analyses and certain investment banking fees paid to those advisors by UAL and Continental over the past two years.
     The Settlement will not affect any provision of the Merger Agreement or the form or amount of the consideration to be received by Continental stockholders in the Merger.
     The defendants have denied and continue to deny any wrongdoing or liability with respect to all claims, events, and transactions complained of in the aforementioned litigations or that they have engaged in any wrongdoing. The defendants have entered into the Settlement to eliminate the uncertainty, burden, risk, expense, and distraction of further litigation. The foregoing description of the Settlement does not purport to be complete.
     On June 29, 2010, several purported current and future purchasers of airline tickets filed an antitrust lawsuit in the U.S. District Court for the Northern District of California against Continental, as well as UAL and United Air Lines, Inc., in connection with the Merger. The plaintiffs allege, among other things, that Continental and UAL are substantial competitors on routes operated in the United States and that, if the Merger is consummated, they will experience higher ticket prices, decreased aircraft capacity, and diminished airline services. The plaintiffs claim that the Merger, if consummated, would substantially lessen competition or create a monopoly in the transportation of airline passengers in the United States, and the transportation of airline passengers to and from the United States on international flights, in violation of Section 7 of the Clayton Act. Plaintiffs seek a preliminary and permanent injunction to prohibit the Merger, as well as recovery of costs and attorneys’ fees. The Settlement does not apply to this action. UAL and Continental believe the plaintiffs’ claims are without merit and intend to defend this lawsuit vigorously.
Important Information For Investors And Stockholders
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger of equals transaction between UAL Corporation (“UAL”) and Continental Airlines, Inc. (“Continental”) will be submitted to the respective stockholders of UAL and Continental for their consideration. In connection with the proposed transaction, UAL has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Continental and UAL that also constitutes a prospectus of UAL. UAL and Continental also plan to file other documents with the SEC regarding the proposed transaction. UAL AND CONTINENTAL URGE INVESTORS AND SECURITY HOLDERS TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the preliminary joint proxy statement/prospectus and other documents containing important information about UAL and Continental (including the definitive joint proxy statement/prospectus), once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by UAL will be available free of charge on UAL’s website at www.united.com under the tab “Investor Relations” or by contacting UAL’s Investor Relations Department at (312) 997-8610. Copies of the documents filed with the SEC by Continental will be available free of charge on Continental’s website at www.continental.com under the tab “About Continental” and then under the tab “Investor Relations” or by contacting Continental’s Investor Relations Department at (713) 324-5152.
     UAL, Continental and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Continental is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 23, 2010, and the preliminary joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on June 25, 2010. Information about the directors and executive officers of UAL is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010, and the preliminary joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on June 25, 2010. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation may also be included in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
     This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Continental’s and UAL’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Continental’s and UAL’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
     All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Continental and UAL and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, significant volatility in the cost of aircraft fuel, the high leverage and other significant capital commitments of Continental and UAL, the ability to obtain financing and to refinance the combined company’s debt, the ability of Continental and UAL to maintain and utilize their respective net operating losses, the impact of labor relations, global economic conditions, fluctuations in exchange rates, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.
     UAL and Continental caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Continental’s and UAL’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Continental, UAL, the proposed transaction or other matters and attributable to Continental or UAL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Continental nor UAL undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.
August 3, 2010	By /s/ Chris Kenny
Chris Kenny
Vice President and Controller